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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Datascope Corp. on Form S-8 of our report dated July 20, 2001, appearing in the Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 2001.


DELOITTE & TOUCHE LLP

New York, New York
December 17, 2001